UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 19, 2004

                                 SEMITOOL, INC.
             (Exact name of registrant as specified in its charter)

                                     0-25424
                            (Commission File Number)

                    Montana                                         81-0384392
 (State or other jurisdiction of incorporation)                (I.R.S. Employer
                                                             Identification No.)


                                 Semitool, Inc.
                655 West Reserve Drive, Kalispell, Montana 59901
                                 (406) 752-2107
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


Item 5.  Other Events and Regulation FD Disclosure

On February 19, Semitool, Inc. announced that Richard A. Dasen was elected to a new one-year term on Semitool's Board of Directors, but he declined to accept the position for personal reasons. Dasen had been nominated for election at the company's February 17, 2004 Annual Meeting of Shareholders. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein in its entirety.

Item 7.  Financial Statements and Exhibits
   (C) Exhibits:

       Exhibit No.                  Description
       ------------                 -----------

       Exhibit 99.1                 Press Release dated February 19, 2004


The information in this report (including Exhibit 99.1) is being furnished pursuant to Items 5 and 7 and shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               SEMITOOL, INC.
                                                  (Registrant)

       Date: February 19, 2004           By: /s/Larry A. Viano
                                            -------------------------
                                             Larry A. Viano
                                             Chief Financial Officer